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                          INDEPENDENT AUDITORS' CONSENT


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 9, 1999, except for Note 11, paragraph 4 as to which the date is September 29, 1999, in the Registration Statement and related Prospectus of Netword, Inc. (formerly Netword, LLC).





                                        /s/ Mahoney Cohen & Company, CPA, P.C.



New York, New York

November 16, 1999